COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Life Account

Supplement Dated May 4, 2016

to the Prospectus For

Individual Flexible Premium Variable Life Insurance Policy

(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding an investment option available under your policy.  It is for informational purposes only and requires no action on your part.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective April 29, 2016, certain changes are being made to the Federated Prime Money Fund II.  To reflect those changes this Supplement amends your Prospectus as follows:

1.             All references in your Prospectus to the “Federated Prime Money Fund II” should be deleted and replaced with “Federated Government Money Fund II — Service Shares.”

2.             In the section of your Prospectus entitled “COUNTRY INVESTORS LIFE ASSURANCE COMPANY AND THE VARIABLE ACCOUNT,” under the “Investment Options” heading the presentation of “Investment Objective(s) and Principal Investments” for the Federated Prime Money Fund II should be deleted and replaced with the following:

Portfolio	Investment Objective(s) and Principal Investments
Federated Government Money Fund II — Service Shares

• The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity. The Fund invests in a portfolio of U.S. Treasury and government securities maturing in 397 days or less, as well as repurchase agreements collateralized fully by U.S. Treasury and government securities. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

All other provisions in your Prospectus, as supplemented, remain unchanged.  For complete details regarding changes to the Federated Prime Money Fund II please refer to the fund’s prospectus, as supplemented.

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If you have any questions, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your financial representative.